[Logo]M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)


                              [Graphic Omitted]


                    MFS(R) STRATEGIC
                    INCOME FUND
                    SEMIANNUAL REPORT o APRIL 30, 1999




              DIVERSIFYING YOUR INVESTMENT PORTFOLIO (see page 38)

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 21
Notes to Financial Statements ............................................. 28
MFS' Year 2000 Readiness Disclosure ....................................... 37
Trustees and Officers ..................................................... 45


       MFS(R) ORIGINAL RESEARCH(SM)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE         ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                         MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
Over 75 years ago, MFS invented the mutual fund, giving Americans greater access to the investment markets. Since then, we have been guided by a number of fundamental principles, including diversification and professional management backed by MFS(R) Original Research(SM), a process by which we seek long-term investment opportunities.

We have found that these principles have matched those of our shareholders. In a recent survey for MFS by Roper Starch Worldwide, Inc., a major consumer research firm, over 60% of mutual fund shareholders said they are investing for long-term goals such as retirement. The survey also showed that investors realize that the extraordinary stock market gains of the past few years cannot be sustained. These views certainly seem to have guided investors during last year's market correction. Beginning with the collapse of Asian markets at the end of 1997 and continuing with the volatility in U.S. markets through October of 1998, only 7% of mutual fund investors took money out of the stock market.

We are even more pleased that MFS investors reacted calmly to last year's market turmoil, indicating their commitment to diversification. As a result, throughout the late summer and fall of 1998, daily purchases of MFS stock and bond funds were well ahead of redemptions.

Over the past year or so, however, diversified investment programs have not financially rewarded investors. A very narrow band of about 25 stocks representing the largest U.S. growth companies has, until recently, vastly outperformed the rest of the market. In 1998, for example, the return on the Standard & Poor's 500 Composite Index (a popular, unmanaged index of common stock total return performance) increased 28.58%. However, over half of the stocks in the index returned less than 10%, including 198 stocks that posted negative returns.

While 1997 and 1998 were good years for large-company growth stocks, 1996 was dominated by the mid-sized value category. Prices of value stocks do not fully reflect the companies' underlying values or future prospects. In 1995, the best-performing sector was small-company growth stocks. We believe this change of market leadership shows that while diversification may not provide the best performance in the short run, it should benefit investors over the long term. In fact, as 1999 progresses, we are seeing signs of renewed strength from a broader group of industries, including electric utilities and paper products and chemical companies. We believe our diversified MFS Family of Funds(R), supported by Original Research, is well positioned to benefit from a broader market.

Most mutual fund investors refrain from trying to predict short-term trends. Despite the large stock market gains of the past several years, the Roper Starch survey shows that people do not see performance as the only reason to invest. These investors also cite a desire to put investment decisions in the hands of experts, a belief that mutual funds can be less risky than other investments, and an appreciation of the convenience of mutual fund investing.

We appreciate the fact that our fund shareholders and their advisers share our belief that mutual fund investing is not a way to speculate in the markets but is a way to use the investment markets to help them work toward their long-term goals. Our goal at MFS is to offer professionally managed investment products with the potential to sustain returns over a variety of market cycles.

We thank you for your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    May 17, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of James T. Swanson]
     James T. Swanson

For the six months ended April 30, 1999, Class A shares of the Fund provided a total return of 8.65%, Class B shares 8.23%, Class C shares 8.25%, and Class I shares 8.84%. These returns include the reinvestment of distributions but exclude the effects of any sales charges.

During the same period, the average multisector income fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, returned 6.13%. The Fund's results also compare to returns for the same period for the following unmanaged indices: a -0.11% return for the Lehman Brothers Government/Corporate Bond Index (the Lehman Index), a -3.35% return for the Salomon Brothers World Government Index (the Salomon Index), and an 8.91% return for the Credit Suisse First Boston High Yield Index (the Credit Suisse Index). The Lehman Index is weighted by market value and consists of all U.S. Treasury and U.S. government-agency debt and of all publicly issued fixed-rate, nonconvertible, investment-grade domestic corporate debt. The Salomon Index is made up of government bonds with remaining maturities of at least five years, and the Credit Suisse Index is a portfolio priced by traders to mirror the performance of the high-yield debt market.

Q. WHY HAS THE FUND BEEN PERFORMING SO WELL?

A. One of the main reasons is good performance from the Fund's emerging market debt holdings. Toward the end of last year, we began to see signs of recovery in some emerging markets and selectively bought bonds from these markets at attractive prices. Since then, bond prices have steadily increased as countries such as South Korea and Thailand have taken meaningful steps toward economic reform. Also, the Latin American recession was not as bad as people feared. There had been concern that Brazil was going to default on its debt. That didn't happen, primarily because the Brazilian government undertook important economic reforms while keeping inflation in check. As a result, a "Latin contagion" that could have spread from Brazil to the rest of Latin America never materialized.

Q. DO YOU HAVE EXAMPLES OF EMERGING MARKET INVESTMENTS THAT HAVE WORKED PARTICULARLY WELL?

A. One example is Kookmin Bank in South Korea. We bought Kookmin's bonds last year at a very low price, about 50 cents on the dollar. That was before the bank was included in South Korea's national bank rescue plan. Since then, Goldman Sachs has purchased 2% of Kookmin, and the bank's bond prices have shot up almost 40% from their lows. At that point, we sold our position in Kookmin. This is a reflection of the overall improvement in South Korea, where reforms in the banking system are giving financial institutions around the world new confidence. That's been a huge help for the Fund. We also bought Thai bank debt, which has risen in price as investor confidence about that country has increased.

Q. HOW HAVE THE FUND'S CORPORATE BONDS PERFORMED?

A. They also have helped performance. After last summer's bond default by the Russian government, investors' concerns about risk increased, leading to an aggressive sell-off of high-yield and high-grade corporate bonds. One sector hurt was convertible bonds, which can be exchanged into stock of the companies that issue them. Because of the sell-off, many convertibles fell to prices below their stock values as compared to their underlying bond values. We felt the perception of risk was greater than the reality and bought some of these convertible bonds at attractive prices, including Colt Telecom Systems in the United Kingdom, Singapore Telephone, and Silicon Graphics, a U.S. company that makes systems to produce 3-D computer images. All of these companies have strong businesses, and their bonds performed very well after we bought them. We since have sold Singapore Telecommunications because its price reached a point that we felt reflected the company's full value.

Q. HAVE THE FUND'S ALLOCATIONS CHANGED SINCE THE LAST REPORT?

A. We have increased the allocation to emerging markets from 17% to 23% of assets. We also have 12% of assets in U.S. government securities (which include U.S. Treasury, government-agency, and mortgage-backed securities), 10% in international government-issued debt, 12% in U.S. high-grade corporate bonds, 32% in high-yield corporate bonds, and the rest in convertible equities, preferred stocks, and cash.

Q. WHAT'S YOUR OUTLOOK ON THE BOND ENVIRONMENT?

A. Right now, we think the environment is still very favorable for bonds. The European Central Bank recently lowered short-term interest rates by half a percentage point. That pressured the rest of the world to lower, or at least not raise, rates. In the United States, high productivity and steady economic growth suggest that inflation is well contained. Inflation-adjusted interest rates in the United States are high compared to other countries, which means there is still room for U.S. rates to come down. We think bond prices in the corporate and emerging market sectors could advance still because they were oversold excessively as the result of last year's crisis.

Q. ARE YOU CONCERNED THAT RENEWED ECONOMIC GROWTH IN ASIA AND EMERGING MARKETS COULD LEAD TO HIGHER INFLATION?

A. That is a concern, but not an immediate one. In the past, fast growth has pressured prices because of increased demand. But we've had almost 10 years of growth in the United States without a resurgence of inflation, partly due to more competition and better productivity through technology. This pattern has been repeated around the world, and companies now have very little room to raise prices. If we see any signs of inflation, we will increase our holdings of short-maturity bonds in an effort to make the portfolio's price less sensitive to rising interest rates.

/s/ James T. Swanson
    James T. Swanson
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   JAMES T. SWANSON IS A SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R). HE IS PORTFOLIO MANAGER OF MFS(R) STRATEGIC INCOME FUND, MFS(R) GLOBAL GOVERNMENTS FUND, MFS(R) GLOBAL GOVERNMENTS SERIES (PART OF MFS (R) VARIABLE INSURANCE TRUST(SM)), THE STRATEGIC INCOME SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS, AND TWO CLOSED-END FUNDS, MFS (R) CHARTER INCOME TRUST AND MFS(R) MULTIMARKET INCOME TRUST.

   MR. SWANSON JOINED MFS IN 1985 AS VICE PRESIDENT AND WAS NAMED SENIOR VICE PRESIDENT IN 1989. HE IS A GRADUATE OF COLGATE UNIVERSITY AND THE HARVARD UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADMINISTRATION. MR. SWANSON IS A CHARTERED FINANCIAL ANALYST.

   ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS(R) ORIGINAL RESEARCH(SM), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:              SEEKS HIGH CURRENT INCOME BY INVESTING IN FIXED-INCOME
                          SECURITIES. PLUS, THE FUND SEEKS OPPORTUNITIES TO
                          REALIZE CAPITAL APPRECIATION WHILE MAINTAINING A HIGH
                          LEVEL OF CURRENT INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:  OCTOBER 29, 1987

  CLASS INCEPTION:        CLASS A  OCTOBER 29, 1987
                          CLASS B  SEPTEMBER 7, 1993
                          CLASS C  SEPTEMBER 1, 1994
                          CLASS I  JANUARY 8, 1997

  SIZE:                   $283.4 MILLION NET ASSETS AS OF APRIL 30, 1999

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary for more information).

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH APRIL 30, 1999

CLASS A

                                                                       10 Years/
                           6 Months     1 Year    3 Years    5 Years        Life
--------------------------------------------------------------------------------
Cumulative Total Return      +8.65%     +0.35%    +24.92%    +51.62%    +121.15%
--------------------------------------------------------------------------------
Average Annual Total Return    --       +0.35%    + 7.70%    + 8.68%    +  8.26%
--------------------------------------------------------------------------------
SEC Results                    --       -4.42%    + 5.97%    + 7.63%    +  7.73%
--------------------------------------------------------------------------------

CLASS B

                                                                       10 Years/
                           6 Months     1 Year    3 Years    5 Years        Life
--------------------------------------------------------------------------------
Cumulative Total Return      +8.23%     -0.42%    +22.44%    +46.32%    +112.32%
--------------------------------------------------------------------------------
Average Annual Total Return    --       -0.42%    + 6.98%    + 7.91%    +  7.82%
--------------------------------------------------------------------------------
SEC Results                    --       -4.06%    + 6.15%    + 7.62%    +  7.82%
--------------------------------------------------------------------------------

CLASS C

                                                                       10 Years/
                           6 Months     1 Year    3 Years    5 Years        Life
--------------------------------------------------------------------------------
Cumulative Total Return      +8.25%     -0.42%    +22.44%    +47.00%    +114.30%
--------------------------------------------------------------------------------
Average Annual Total Return    --       -0.42%    + 6.98%    + 8.01%    +  7.92%
--------------------------------------------------------------------------------
SEC Results                    --       -1.33%    + 6.98%    + 8.01%    +  7.92%
--------------------------------------------------------------------------------

CLASS I

                                                                       10 Years/
                           6 Months     1 Year    3 Years    5 Years        Life
--------------------------------------------------------------------------------
Cumulative Total Return      +8.84%     +0.58%    +25.59%    +52.46%    +122.17%
--------------------------------------------------------------------------------
Average Annual Total Return    --       +0.58%    + 7.89%    + 8.80%    +  8.31%
--------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses
(e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Peformance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF APRIL 30, 1999

QUALITY (U.S. PORTION ONLY)
Source: Standard & Poor's and Moody's

"B"                    39.0%
"BB"                   25.1%
"BBB"                  16.7%
Governments            14.3%
"CCC"                   2.9%
"A"                     1.8%
"CC"                    0.2%

The portfolio is actively managed, and holdings are subject to change.

PORTFOLIO OF INVESTMENTS (Unaudited) - April 30, 1999

Bonds - 97.1%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
------------------------------------------------------------------------------------------------------
U.S. Bonds - 56.4%
  Aerospace - 1.5%
    Argo Technology Corp., 8.625s, 2007                              $    1,250           $  1,221,875
    BE Aerospace, Inc., 9.875s, 2006                                      1,000              1,055,000
    K & F Industries, Inc., 9.25s, 2007                                   1,000              1,032,500
    United Defense Industries, Inc., 8.75s, 2007                            950                957,125
                                                                                          ------------
                                                                                          $  4,266,500
------------------------------------------------------------------------------------------------------
  Building - 0.8%
    American Standard, Inc., 7.375s, 2008                            $    1,000           $    990,000
    Building Materials Corp., 8s, 2007                                      900                886,500
    Nortek, Inc., 9.875s, 2004                                              270                281,475
    UDC Homes, Inc., 14.5s, 2000                                              6                  3,048
                                                                                          ------------
                                                                                          $  2,161,023
------------------------------------------------------------------------------------------------------
  Business Machines - 0.9%
    Silicon Graphics, Inc., 5.25s, 2004                              $    3,000           $  2,493,750
------------------------------------------------------------------------------------------------------
  Business Services - 1.8%
    Anacomp, Inc., 10.875s, 2004                                     $    1,200           $  1,254,000
    Interim Services, Inc., 4.5s, 2005                                    1,250                990,625
    Iron Mountain, Inc., 10.125s, 2006                                      670                725,275
    Pierce Leahy Corp., 9.125s, 2007                                      1,000              1,040,000
    Williams Scotsman, Inc., 9.875s, 2007                                 1,000              1,043,750
                                                                                          ------------
                                                                                          $  5,053,650
------------------------------------------------------------------------------------------------------
  Chemicals - 0.8%
    NL Industries, Inc., 11.75s, 2003                                $    1,500           $  1,601,250
    Sterling Chemicals, Inc., 11.25s, 2007                                   25                 23,500
    UCAR Global Enterprises, Inc., 12s, 2005                                500                528,125
                                                                                          ------------
                                                                                          $  2,152,875
------------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.3%
    Unisystem Corp., 7.875s, 2008                                    $      900           $    942,750
------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.8%
    Bea Systems Inc., 4s, 2005##                                     $    3,000           $  2,360,313
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 1.5%
    Hayes Wheels International, Inc., 9.125s, 2007                   $    1,000           $  1,042,500
    Kindercare Learning Centers, Inc., 9.5s, 2009                           300                318,000
    Revlon Consumer Products Corp., 8.125s, 2006                            900                891,000
    Samsonite Corp., 10.75s, 2008                                         1,250                931,250
    Synthetic Industries, Inc., 9.25s, 2007                               1,025              1,066,000
                                                                                          ------------
                                                                                          $  4,248,750
------------------------------------------------------------------------------------------------------
  Containers - 2.1%
    Ball Corp., 8.25s, 2008                                          $    2,250           $  2,345,625
    Gaylord Container Corp., 9.75s, 2007                                  1,225              1,179,062
    Riverwood International Corp., 10.25s, 2006                             500                520,000
    Silgan Holdings, Inc., 9s, 2009                                       1,000              1,030,000
    U.S. Can Corp., 10.125s, 2006                                           900                949,500
                                                                                          ------------
                                                                                          $  6,024,187
------------------------------------------------------------------------------------------------------
  Energy - 1.5%
    Clark USA, Inc., 10.875s, 2005                                   $      500           $    430,000
    CMS Energy Corp., 6.75s, 2004##                                       1,000                981,390
    Giant Industries, Inc., 9s, 2007                                        400                362,000
    P&L Coal Holdings Corp., 9.625s, 2008                                 1,150              1,196,000
    Pool Energy Services Co., 8.625s, 2008                                1,235              1,275,138
                                                                                          ------------
                                                                                          $  4,244,528
------------------------------------------------------------------------------------------------------
  Entertainment - 2.4%
    Allbritton Communications Co., 9.75s, 2007                       $    1,000           $  1,065,000
    AMC Entertainment, Inc., 9.5s, 2009                                     200                197,000
    Cinemark USA, Inc., 9.625s, 2008                                        750                772,500
    Marvel Holdings, Inc., "B", 0s, 1999 (Chapter 11)                       445                   --
    Time Warner Entertainment Co., 8.375s, 2033                           4,177              4,898,660
                                                                                          ------------
                                                                                          $  6,933,160
------------------------------------------------------------------------------------------------------
  Federal National Mortgage Association - 1.6%
    FNMA, 6s, 2013                                                   $      741           $    734,057
    FNMA, 6s, 2014                                                        3,853              3,816,903
                                                                                          ------------
                                                                                          $  4,550,960
------------------------------------------------------------------------------------------------------
  Financial Institutions - 1.8%
    Dynex Capital, Inc., 7.875s, 2002                                $    1,750           $  1,255,625
    Natexis Ambs Co. LLC, 8.44s, 2049##                                   3,800              3,819,000
                                                                                          ------------
                                                                                          $  5,074,625
------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 1.4%
    Borden, Inc., 9.25s, 2019                                        $    1,750           $  1,688,435
    Borden, Inc., 9.2s, 2021                                              2,500              2,366,525
                                                                                          ------------
                                                                                          $  4,054,960
------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.7%
    Buckeye Cellulose Corp., 8.5s, 2005                              $      610           $    623,725
    U.S. Timberlands, 9.625s, 2007                                          460                469,200
    Waterford 3 Funding Corp., 8.09s, 2017                                  918                964,223
                                                                                          ------------
                                                                                          $  2,057,148
------------------------------------------------------------------------------------------------------
  Government National Mortgage Association - 1.9%
    GNMA, 8s, 2026                                                   $    5,225           $  5,443,521
------------------------------------------------------------------------------------------------------
  Industrial - 0.2%
    IMO Industries, Inc., 11.75s, 2006                               $      500           $    524,375
------------------------------------------------------------------------------------------------------
  Media - 3.4%
    American Radio Systems Corp., 9s, 2006                           $      350           $    378,000
    Chancellor Media Corp., 8.125s, 2007                                    900                909,000
    Chancellor Media Corp., 8s, 2008##                                    1,250              1,287,500
    Comcast Corp., 9.375s, 2005                                             360                382,860
    Cumulus Media, Inc., 10.375s, 2008                                    1,000              1,082,500
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007                          1,000              1,091,250
    Frontiervision Operating Partnership LP, 11s, 2006                    1,150              1,290,875
    Hollinger International Publishing, Inc., 9.25s, 2007                 1,250              1,306,250
    Intermedia Capital Partners, 11.25s, 2006                                75                 85,312
    Jacor Communications Co., 8s, 2010                                      900                948,375
    Jones Intercable, Inc., 8.875s, 2007                                    500                546,250
    Outdoor Systems, Inc., 8.875s, 2007                                     175                186,375
                                                                                          ------------
                                                                                          $  9,494,547
------------------------------------------------------------------------------------------------------
  Medical and Health Products - 0.3%
    Polymer Group, Inc., 9s, 2007                                    $      900           $    922,500
------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.6%
    Tenet Healthcare Corp., 6s, 2005                                 $    2,000           $  1,660,000
------------------------------------------------------------------------------------------------------
  Metals and Minerals - 1.1%
    Commonwealth Aluminum Corp., 10.75s, 2006                        $      500           $    517,500
    Haynes International, Inc., 11.625s, 2004                             1,000                860,000
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002                          300                303,000
    Kaiser Aluminum & Chemical Corp., 10.875s, 2006                         750                768,750
    Metal Management, Inc., 10s, 2008                                     1,000                800,000
                                                                                          ------------
                                                                                          $  3,249,250
------------------------------------------------------------------------------------------------------
  Oils - 1.8%
    Triton Energy Ltd., 8.75s, 2002                                  $    2,000           $  1,942,480
    Triton Energy Ltd., 9.25s, 2005                                       2,500              2,400,125
    Triton PCS, Inc., 0s to 2003, 11s, 2008                                 975                614,250
                                                                                          ------------
                                                                                          $  4,956,855
------------------------------------------------------------------------------------------------------
  Real Estate - 0.5%
    George Town Real Estate Ltd., 4s, 2007+                          $      500           $    525,000
    Mosaic, Ltd., 7.915s, 1999+                                             800                808,000
                                                                                          ------------
                                                                                          $  1,333,000
------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 1.4%
    Circus Circus Enterprises, Inc., 6.7s, 2096                      $    1,000           $    952,680
    Friendly Ice Cream Corp., 10.5s, 2007                                   975                918,938
    Prime Hospitality Corp., 9.75s, 2007                                  1,000              1,032,500
    Red Roof Inns, Inc., 9.625s, 2003                                     1,100              1,113,750
                                                                                          ------------
                                                                                          $  4,017,868
------------------------------------------------------------------------------------------------------
  Retail - 0.8%
    Cole National Group, Inc., 8.625s, 2007                          $      750           $    742,500
    Musicland Group, Inc., 9.875s, 2008                                   1,500              1,522,500
                                                                                          ------------
                                                                                          $  2,265,000
------------------------------------------------------------------------------------------------------
  Special Products and Services - 1.2%
    AAF-McQuay, Inc., 8.875s, 2003                                   $      550           $    534,188
    International Knife & Saw, Inc., 11.375s, 2006                          850                871,250
    International Specialty Products Holdings, Inc., 9s, 2003               890                934,500
    Thermadyne Holdings Corp., 0s to 2003, 10.5s, 2008                    2,000              1,030,000
                                                                                          ------------
                                                                                          $  3,369,938
------------------------------------------------------------------------------------------------------
  Steel - 0.7%
    Alaska Steel Holdings Corp., 9.125s, 2006                        $    1,000           $  1,060,000
    WCI Steel, Inc., 10s, 2004                                              900                942,750
                                                                                          ------------
                                                                                          $  2,002,750
------------------------------------------------------------------------------------------------------
  Supermarkets - 0.1%
    Marsh Supermarkets, Inc., 8.875s, 2007                           $      150           $    157,875
------------------------------------------------------------------------------------------------------
  Telecommunications - 5.4%
    Adelphia Communications Corp., 9.875s, 2007                      $       75           $     82,125
    Century Communications Corp., 9.5s, 2005                                450                484,875
    Century Communications Corp., 0s, 2008                                1,300                617,500
    DTI Holdings, Inc., 0s to 2003, 12.5s, 2008                             500                195,000
    Granite Broadcasting Corp., 8.875s, 2008                                280                279,300
    ICG Holdings, Inc., 0s to 2001, 12.5s, 2006                           1,200              1,008,000
    Intermedia Communications, Inc., 0s to 2002, 11.25s, 2007             1,800              1,359,000
    ITC Deltacom, Inc., 11s, 2007                                         1,276              1,413,170
    Level 3 Communications, Inc., 9.125s, 2008                            1,500              1,533,750
    LIN Televison Corp., 8.375s, 2008                                     1,250              1,246,875
    Mobile Telecommunication Technologies Corp., 13.5s, 2002              1,500              1,680,000
    Nextel Communications, Inc., 0s to 1999, 9.75s, 2004                    500                520,000
    Nextel International, Inc., 0s to 2003, 12.125s, 2008                 1,500                795,000
    NTL, Inc., 0s to 2003, 9.75s, 2008                                    1,250                876,562
    NTL, Inc., 0s to 2003, 12.375s, 2008##                                  400                282,000
    Pagemart Wireless, Inc., 0s to 2003, 11.25s, 2008                       855                316,350
    Qwest Communications International, Inc., 10.875s, 2007                 289                332,518
    Sprint Spectrum, 11s, 2006                                              550                630,999
    Telesystem International Wireless, Inc., 0s to 2002, 10.5s, 2007        200                109,750
    United International Holdings, Inc., 0s to 2003, 10.75s, 2008           650                445,250
    Western Wireless Corp., 10.5s, 2007                                     500                546,250
    WorldCom, Inc., 8.875s, 2006                                            590                633,801
                                                                                          ------------
                                                                                          $ 15,388,075
------------------------------------------------------------------------------------------------------
  Transportation
    Moran Transportation Co., 11.75s, 2004                           $      100           $    109,125
------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 8.6%
    U.S. Treasury Bonds, 9.875s, 2015                                $    7,500           $ 10,630,050
    U.S. Treasury Bonds, 8.875s, 2017                                     3,000              3,981,090
    U.S. Treasury Bonds, 0s, 2019                                         9,000              2,690,100
    U.S. Treasury Bonds, 6.125s, 2027                                       158                163,555
    U.S. Treasury Bonds, 5.25s, 2029                                        750                704,063
    U.S. Treasury Notes, 5.625s, 2008                                     6,000              6,090,000
                                                                                          ------------
                                                                                          $ 24,258,858
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 7.8%
    Central Maine Power Co., 7.05s, 2008                             $      750           $    750,150
    El Paso Electric Co., 9.4s, 2011                                      1,000              1,148,650
    Esi Tractebel Acquisition Corp., 7.99s, 2011                            500                493,125
    Midland Cogeneration Venture Corp., 10.33s, 2002                      1,371              1,452,312
    Midland Funding Corp. I, 10.33s, 2002                                   805                852,995
    Midland Funding Corp. II, "A", 11.75s, 2005                           2,750              3,113,990
    Midland Funding Corp., "B", 13.25s, 2006                              3,250              4,001,887
    Niagara Mohawk Power Corp., 8.77s, 2018                               1,500              1,592,670
    Texas & New Mexico Power Co., 10.75s, 2003                            8,190              8,680,827
                                                                                          ------------
                                                                                          $ 22,086,606
------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.7%
    Oryx Energy Co., 10s, 1999                                       $    2,000           $  2,009,000
------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                          $159,868,322
------------------------------------------------------------------------------------------------------
  Foreign Bonds - 40.7%
    Argentina - 3.6%
      Autopistas Del Sol SA, "B", 10.25s, 2009 (Industrial)##        $    2,250           $  1,912,500
      City of Buenos Aires, 11.25s, 2007                                    700                682,500
      Compania De Infraes SA, 11.625s, 2004 (Industrial)##                4,000              2,570,000
      Industrias Metalurgicas Pescarmona SA, 9.5s, 2002
        (Electric Utilities)##                                              250                122,370
      Republic of Argentina, 10.75s, 2004##                               1,000                993,750
      Republic of Argentina, 11s, 2005                                      500                496,250
      Supercanal Holdings, 11.5s, 2005 (Telecommunications)##             4,250              2,040,000
      Telefonica De Argentina, 9.125s, 2008 (Telecommunications)          1,000                967,000
      YPF Sociedad Anonima, 8s, 2004 (Industrial)                           470                465,300
                                                                                          ------------
                                                                                          $ 10,249,670
------------------------------------------------------------------------------------------------------
  Bermuda - 0.1%
    Flag Limited, 8.25s, 2008 (Telecommunications)                   $      200           $    198,500
------------------------------------------------------------------------------------------------------
  Brazil - 3.4%
    Banco Nacional De Desenvolvime, 9.375s, 2008
      (Banks and Credit Companies)                                   $      650           $    573,625
    Companhia Energetica de Minas, 9.125s, 2004
      (Electric Utilities)##                                                750                675,000
    Companhia Paranaense, 9.75s, 2005 (Electric Utilities)##              3,000              2,675,625
    Federal Republic of Brazil, 6.062s, 2001                              2,091              1,983,941
    Federal Republic of Brazil, 11.625s, 2004                               750                731,250
    Federal Republic of Brazil, 5.875s, 2006                                 95                 75,649
    Federal Republic of Brazil, 5s, 2014                                  4,183              2,886,601
                                                                                          ------------
                                                                                          $  9,601,691
------------------------------------------------------------------------------------------------------
  Canada - 1.5%
    Metronet Communications Corp., 0s to 2003, 9.95s,
      2008 (Telecommunications)                                      $    1,500           $  1,162,500
    PCI Chemicals, Inc., 9.25s, 2007 (Chemicals)                          1,250              1,043,750
    Rogers Cantel, Inc., 9.375s, 2008 (Telecommunications)                1,500              1,650,000
    Rogers Cablesystems, Inc., 10.125s, 2012 (Telecommunications)           500                556,250
                                                                                          ------------
                                                                                          $  4,412,500
------------------------------------------------------------------------------------------------------
  Cayman Islands - 3.6%
    Daiwa Pb Ltd., 6.05s, 2049 (Banks and Credit Companies)          $    5,000           $  3,500,000
    Fuji Finance (Cayman), 5.801s, 2049 (Finance)                         3,250              2,697,500
    Sakura Capital Funding, 5.954s, 2049 (Finance)                        5,000              4,000,000
                                                                                          ------------
                                                                                          $ 10,197,500
------------------------------------------------------------------------------------------------------
  Colombia - 0.4%
    Republic of Colombia, 10.875s, 2004                              $    1,000           $  1,050,000
    Republic of Colombia, 7.625s, 2007                                       20                 17,300
                                                                                          ------------
                                                                                          $  1,067,300
------------------------------------------------------------------------------------------------------
  Greece - 3.9%
    Fage Dairy Industries SA, 9s, 2007
      (Food and Beverage Products)                                   $    4,500           $  4,140,000
    Hellenic Republic, 8.9s, 2003                                 GRD   976,000              3,420,832
    Hellenic Republic, 8.6s, 2008                                       898,000              3,434,001
                                                                                          ------------
                                                                                          $ 10,994,833
------------------------------------------------------------------------------------------------------
  Hong Kong - 2.0%
    Bank Of Ayudhya, 6.04s, 2005 (Banks and Credit Companies)        $    3,000           $  2,070,000
    Bank Of Ayudhya, 5.891s, 2006 (Banks and Credit Companies)            2,500              1,725,000
    Guangzhou Shenzhen, 10.25s, 2007 (Construction)                       3,750              1,800,000
                                                                                          ------------
                                                                                          $  5,595,000
------------------------------------------------------------------------------------------------------
  Indonesia - 1.0%
    APP International Finance, 12s, 2004 (Financial Institutions)    $    1,400           $    700,000
    APP International Finance, 11.75s, 2005 (Financial
      Institutions)                                                         500                390,000
    Indah Kiat Finance Mauritius Ltd., 10s, 2007 (Finance)                2,750              1,870,000
                                                                                          ------------
                                                                                          $  2,960,000
------------------------------------------------------------------------------------------------------
  Luxembourg - 0.1%
    Millicom International Cellular Communications Corp.,
      0s to 2001, 13.5s, 2006 (Telecommunications)                   $      350           $    269,500
------------------------------------------------------------------------------------------------------
  Malaysia - 1.9%
    Tenaga Nasional Berhad, 7.5s, 2096 (Electric Utilities)          $    7,000           $  5,301,170
------------------------------------------------------------------------------------------------------
  Mexico - 4.5%
    Empresas ICA Sociedad SA, 11.875s, 2001 (Construction)           $    1,000           $  1,012,500
    Empresas ICA Sociedad SA, 5s, 2004 (Construction)                       500                335,000
    Groupo Minero Mexico SA, 8.25s, 2008 (Mining)                         4,500              3,937,500
    Perez Companc SA, 9s, 2006 (Oils)                                     2,500              2,482,525
    Sanluis Corp. SA, 8.875s, 2008 (Finance)##                            5,250              4,620,000
    Satelites Mexicanos SA, 10.125s, 2004 (Telecommunications)              500                426,250
                                                                                          ------------
                                                                                          $ 12,813,775
------------------------------------------------------------------------------------------------------
  Netherlands - 1.1%
    Tjiwi Kimia International Finance, 13.25s, 2001
      (Forest and Paper Products)                                    $    3,750           $  3,037,500
------------------------------------------------------------------------------------------------------
  New Zealand - 2.8%
    Government of New Zealand, 8s, 2006                           NZD     6,245           $  3,989,201
    Government of New Zealand, 7s, 2009                                   6,590              4,025,194
                                                                                          ------------
                                                                                          $  8,014,395
------------------------------------------------------------------------------------------------------
  Panama - 0.5%
    Republic of Panama, 8.25s, 2008                                  $    1,000           $    945,000
    Republic of Panama, 8.875s, 2027                                          3                  2,835
    Republic of Panama, 9.375s, 2029                                        400                412,000
                                                                                          ------------
                                                                                          $  1,359,835
------------------------------------------------------------------------------------------------------
  Philippines - 1.3%
    Bangko Sentral Ng Philipinas, 8.6s, 2027 (Finance)               $    1,000           $    880,680
    National Power Corp., 9.625s, 2028 (Electric Utilities)                 750                705,000
    Philippine Long Distance Telephone Co., 10.5s, 2009
      (Telecommunications)                                                2,000              2,042,500
                                                                                          ------------
                                                                                          $  3,628,180
------------------------------------------------------------------------------------------------------
  Poland - 0.4%
    Republic of Poland, 4s, 2024                                     $    1,500           $  1,035,000
------------------------------------------------------------------------------------------------------
  Russia - 0.9%
    CSFB Gazprom Note, 13.5s, 2000 (Finance)+                        $    3,400           $  1,016,940
    Russia Principal Loans, 3.313s, 2020+                                 9,000                619,200
    St. Petersburg Russia, 9.5s, 2002##                                     750                283,125
    Vnesheconombank, 6.625s, 2015 (Banks and Credit Companies)            7,999                599,953
                                                                                          ------------
                                                                                          $  2,519,218
------------------------------------------------------------------------------------------------------
  Singapore - 0.9%
    Fullerton Global Corp., 0s, 2003 (Special Products
      and Services)                                                  $    1,000           $  1,025,000
    Krung Thai Bank, 5.814s, 2006 (Banks and Credit Companies)            2,250              1,710,000
                                                                                          ------------
                                                                                          $  2,735,000
------------------------------------------------------------------------------------------------------
  South Korea - 0.9%
    Korea Electric Power Corp., 8s, 2002 (Electric Utilities)        $      500           $    508,150
    Korea First Bank, 5.473s, 1999 (Banks and Credit Companies)           2,000              1,965,000
                                                                                          ------------
                                                                                          $  2,473,150
------------------------------------------------------------------------------------------------------
  Thailand - 1.1%
    Siam City Bank, 7.375s, 2001 (Banks and Credit Companies)        $    3,500           $  3,080,000
------------------------------------------------------------------------------------------------------
  United Kingdom - 3.4%
    Colt Telecom Group PLC, 0s to 2001, 12s, 2006
      (Telecommunications)                                           $    1,425           $  1,218,375
    Colt Telecom Group PLC, 8.875s, 2007 (Telecommunications)     DEM       500                285,323
    Constellation Finance LLC, 9.8s, 2001 (Financial
      Institutions)                                                  $    3,250              3,120,000
    Diamond Cable Communications Corp. PLC, 0s to 2000,
      11.75s, 2005 (Telecommunications)                                     250                225,625
    Telewest, 9.625s, 2006 (Telecommunications)                           1,150              1,233,375
    UK Treasury, 6.75s, 2004                                      GBP     2,101              3,699,818
                                                                                          ------------
                                                                                          $  9,782,516
------------------------------------------------------------------------------------------------------
  Venezuela - 0.6%
    Republic of Venezuela, 9.25s, 2027                               $    2,350           $  1,697,875
------------------------------------------------------------------------------------------------------
  Uruguay - 0.8%
    Banco Central De Uruguay, 6.75s, 2021
      (Banks and Credit Companies)                                   $    2,500           $  2,175,000
------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                       $115,199,108
------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $284,780,518)                                               $275,067,430
------------------------------------------------------------------------------------------------------

Stocks
------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                  VALUE
------------------------------------------------------------------------------------------------------
U.S. Stocks
  Real Estate
    Atlantic Gulf Communities Corp. (Identified Cost, $0)*+                 100           $        119
------------------------------------------------------------------------------------------------------
Preferred Stock - 1.4%
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services
    Renaissance Cosmetics, Inc.                                             807           $    --
------------------------------------------------------------------------------------------------------
  Finance - 0.7%
    Equitable Iowa Capital Trust                                         80,000           $  2,080,000
------------------------------------------------------------------------------------------------------
  Media - 0.4%
    CSC Holdings, Inc.*                                                   9,157           $  1,062,212
------------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.3%
    Primedia, Inc.*                                                       9,000           $    864,000
------------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $4,359,893)                                       $  4,006,212
------------------------------------------------------------------------------------------------------
Rights
------------------------------------------------------------------------------------------------------
    United Mexican States, Expiration Date 6/30/03
      (Identified Cost, $0)*                                              1,000           $    --
------------------------------------------------------------------------------------------------------
Warrants
------------------------------------------------------------------------------------------------------
    DTI Holdings, Inc., Expiration Date 3/01/08*                          2,500           $        125
    ICO, Inc., Expiration Date 7/01/02*                                  62,500                 38,125
    Renaissance Cosmetics, Inc., Expiration Date 8/31/06*                   655                --
    Republic of Argentina, Expiration Date 12/03/99 *                     2,000                 60,000
------------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $103,371)                                                $     98,250
------------------------------------------------------------------------------------------------------
Call Options Purchased - 0.1%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)
------------------------------------------------------------------------------------------------------
    British Pounds/May/1.6                                        GBP    14,106           $     41,809
    British Pounds/June/1.645                                            21,871                 66,553
    British Pounds/June/1.6725                                            2,607                 11,475
    Canadian Dollars/June/1.53                                    CAD    19,455                 73,250
    Canadian Dollars/June/1.4475                                         19,768                 57,359
    Japanese Yen/June/124                                         JPY 1,140,434                 86,673
------------------------------------------------------------------------------------------------------
Total Call Options Purchased (Identified Cost, $633,207)                                  $    337,119
------------------------------------------------------------------------------------------------------

Put Options Purchased - 0.5%
------------------------------------------------------------------------------------------------------
    British Pounds/June/1.645                                     GBP    21,871           $    557,023
    British Pounds/June/1.5875                                            2,475                 11,271
    German Marks/November/0.997                                   DEM       496                176,228
    German Marks/November/0.997                                             917                283,567
    Japanese Yen/June/115                                         JPY 1,140,434                 85,533
    Japanese Yen/July/121.7                                           2,777,660                258,322
------------------------------------------------------------------------------------------------------
Total Put Options Purchased (Identified Cost, $885,368)                                   $  1,371,944
------------------------------------------------------------------------------------------------------
Repurchase Agreement - 0.9%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)
------------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 4/30/99, due 5/3/99, total to be
      received $2,518,026 (secured by various U.S.
      Treasury and Federal Agency Obligations), at cost              $    2,517           $  2,517,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $293,279,357)                                         $283,398,074
------------------------------------------------------------------------------------------------------
Call Options Written - (0.1)%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)
------------------------------------------------------------------------------------------------------
    Australian Dollars/May/0.6245                                 AUD     4,262           $     --
    Australian Dollars/April/0.625                                       15,115               (109,025)
    British Pounds/May/1.6                                        GBP    14,105                (41,809)
    British Pounds/July/1.56                                              7,517                (17,387)
    Japanese Yen/July/112.75                                      JPY 2,573,387               (144,110)
------------------------------------------------------------------------------------------------------
Total Call Options Written (Premiums Received $640,411)                                   $   (312,331)
------------------------------------------------------------------------------------------------------

Put Options Written - (0.1)%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)                  VALUE
------------------------------------------------------------------------------------------------------
    Australian Dollars/May/0.66                                   AUD    15,962           $   (157,221)
    Canadian Dollars/June/1.475                                   CAD    20,144                (32,094)
------------------------------------------------------------------------------------------------------
Total Put Options Written (Premiums Received $116,739)                                    $   (189,315)
Other Assets, Less Liabilities - 0.2%                                                          547,890
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $283,444,318
------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.
 + Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD    = Australian Dollars              GRD  = Greek Drachma
CAD    = Canadian Dollars                JPY  = Japanese Yen
DEM    = Deutsche Marks                  NZD  = New Zealand Dollars
GBP    = British Pounds

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
APRIL 30, 1999
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $293,279,357)           $283,398,074
  Cash                                                                 228,286
  Net receivable for forward foreign currency exchange
    contracts subject to master netting agreements                     115,504
  Receivable for Fund shares sold                                      802,732
  Receivable for investments sold                                    7,268,947
  Receivable for written optoins                                        32,094
  Receivable from investment advisor                                   443,881
  Interest receivable                                                6,628,533
  Other assets                                                           3,078
                                                                  ------------
      Total assets                                                $298,921,129
                                                                  ------------
Liabilities:
  Payable for Fund shares reacquired                                $  897,802
  Payable for investments purchased                                 12,331,444
  Net payable for forward foreign currency exchange
    contracts sold                                                   1,191,838
  Net payable for forward foreign currency exchange
    contracts purchased                                                325,248
  Written options outstanding, at value (premiums received,
    $757,150)                                                          501,646
  Payable to affiliates -
    Management fee                                                       9,147
    Administrative fee                                                     116
    Shareholder servicing agent fee                                        774
    Distribution fee                                                    74,936
  Accrued expenses and other liabilities                               143,860
                                                                  ------------
      Total liabilities                                           $ 15,476,811
                                                                  ------------
Net assets                                                        $283,444,318
                                                                  ============
Net assets consist of:
  Paid-in capital                                                 $306,104,457
  Unrealized depreciation on investments and translation of
    asset and liabilities in foreign currencies                    (11,021,354)
  Accumulated distributions in excess of net realized gain
    on investments and foreign currency transactions               (13,059,829)
  Accumulated undistributed net investment income                    1,421,044
                                                                  ------------
      Total                                                       $283,444,318
                                                                  ============
Shares of beneficial interest outstanding                          37,786,583
                                                                   ==========
Class A shares:
  Net asset value and redemption price per share
    (net assets of $97,349,413 / 12,900,312 shares of
     beneficial interest outstanding)                                 $7.55
                                                                      =====
  Offering price per share (100 / 95.25)                              $7.93
                                                                      =====
Class B shares:
  Net asset value and offering price per share
    (net assets $143,913,651 / 19,233,793 shares of
     beneficial interest outstanding)                                 $7.48
                                                                      =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $41,898,651 / 5,615,056 shares of
     beneficial interest outstanding)                                 $7.46
                                                                      =====
Class I shares:
  Net asset value and offering  price per share
    (net assets of $282,603 / 37,422 shares of beneficial
     interest outstanding)                                            $7.55
                                                                      =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. See notes to financial statements

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 1999
--------------------------------------------------------------------------------

Net investment income:
  Income -
    Interest                                                       $13,396,717
    Dividend                                                            71,433
                                                                   -----------
      Total investment income                                      $13,468,150
                                                                   -----------
  Expenses -
    Management fee                                                 $ 1,640,338
    Administrative fee                                                  13,821
    Trustees' compensation                                              20,498
    Shareholder servicing agent fee                                    153,762
    Distribution and service fee (Class A)                             168,629
    Distribution and service fee (Class B)                             699,426
    Distribution and service fee (Class C)                             209,800
    Custodian fee                                                       66,354
    Printing                                                            34,607
    Auditing fees                                                       18,500
    Postage                                                             28,610
    Legal fees                                                             895
    Miscellaneous                                                      156,252
                                                                   -----------
      Total expenses                                               $ 3,211,492
    Fees paid indirectly                                               (50,403)
    Reduction of expenses by investment adviser                     (1,387,055)
                                                                   -----------
      Net expenses                                                 $ 1,774,034
                                                                   -----------
        Net investment income                                      $11,694,116
                                                                   -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $(1,660,220)
    Written option transactions                                      1,901,436
    Foreign currency transactions                                        7,543
    Swaps                                                              (19,937)
                                                                   -----------
      Net realized gain on investments                             $   228,822
                                                                   -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $14,318,486
    Written options                                                     42,415
    Swaps                                                             (138,248)
    Translation of assets and liabilities in foreign currencies     (3,805,299)
                                                                   -----------
      Net unrealized gain on investments                           $10,417,354
                                                                   -----------
        Net realized and unrealized gain on investments and
          foreign currency                                         $10,646,176
                                                                   -----------
          Increase in net assets from operations                   $22,340,292
                                                                   ===========
See notes to financial statements

FINANCIAL STATEMENTS -- continued
Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED                  YEAR ENDED
                                                               APRIL 30, 1999            OCTOBER 31, 1998
                                                                  (UNAUDITED)
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $ 11,694,116                $ 18,488,073
  Net realized gain (loss) on investments and foreign
    currency transactions                                             228,822                  (9,876,338)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                           10,417,354                 (19,921,895)
                                                                 ------------                ------------
      Increase (decrease) in net assets from operations          $ 22,340,292                $(11,310,160)
                                                                 ------------                ------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $ (5,133,352)               $ (6,818,361)
  From net investment income (Class B)                             (7,027,147)                 (8,080,444)
  From net investment income (Class C)                             (2,136,833)                 (2,569,063)
  From net investment income (Class I)                                (14,547)                    (24,119)
  From net realized gain on investments and foreign
    currency transactions (Class A)                                    --                      (1,233,756)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                    --                      (1,433,056)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                    --                        (451,827)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                    --                          (4,784)
                                                                 ------------                ------------
      Total distributions declared to shareholders               $(14,311,879)               $(20,615,410)
                                                                 ------------                ------------
Net increase in net assets from Fund share transactions          $  3,800,818                $141,514,568
                                                                 ------------                ------------
      Total increase in net assets                               $ 11,829,231                $109,588,998
Net assets:
  At beginning of period                                          271,615,087                 162,026,089
                                                                 ------------                ------------
  At end of period (including accumulated undistributed net
    investment income of $1,421,044 and $4,038,807,
    respectively)                                                $283,444,318                $271,615,087
                                                                 ============                ============
See notes to financial statements

FINANCIAL STATEMENTS -- continued
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                   SIX MONTHS ENDED      ---------------------------------------------------------------------
                                     APRIL 30, 1999           1998           1997           1996           1995           1994
                                        (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                            CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period        $ 7.33         $ 8.24         $ 8.19         $ 8.07         $ 7.57         $ 8.34
                                             ------         ------         ------         ------         ------         ------
Income from investment operations# -
  Net investment income(S)                   $ 0.33         $ 0.66         $ 0.69         $ 0.62         $ 0.60         $ 0.48
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions                      0.28          (0.81)          0.13           0.18           0.48          (0.74)
                                             ------         ------         ------         ------         ------         ------
      Total from investment operations       $ 0.61         $(0.15)        $ 0.82         $ 0.80         $ 1.08         $(0.26)
                                             ------         ------         ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                 $(0.39)        $(0.63)        $(0.69)        $(0.60)        $(0.58)        $ --
  From net realized gain on investments
    and foreign currency transactions          --            (0.13)         (0.08)         (0.08)          --             --
  In excess of net investment income
    and foreign currency transactions          --             --             --             --             --            (0.06)
  In excess of net realized gain on
    investments and foreign currency
    transactions                               --             --             --             --             --            (0.04)
  From paid in capital                         --             --             --             --             --            (0.41)
                                             ------         ------         ------         ------         ------         ------
      Total distributions declared to
        shareholders                         $(0.39)        $(0.76)        $(0.77)        $(0.68)        $(0.58)        $(0.51)
                                             ------         ------         ------         ------         ------         ------
Net asset value - end of period              $ 7.55         $ 7.33         $ 8.24         $ 8.19         $ 8.07         $ 7.57
                                             ======         ======         ======         ======         ======         ======
Total return(+)                               8.65%++      (2.21)%         10.40%         10.42%         15.00%        (3.15)%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                  0.89%+         0.85%          0.79%          1.13%          1.54%          1.71%
  Net investment income                       8.80%+         8.26%          8.26%          7.63%          7.86%          6.11%
Portfolio turnover                             110%           299%           217%           287%           249%           153%
Net assets at end of period (000
  omitted)                                  $97,349        $95,292        $69,874        $49,432        $41,688        $44,032

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
##  For fiscal years ending after September 1, 1995, the Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The
    Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The investment adviser and/or the distributor voluntarily waived a portion of their management and/or other fees and/or distribution fee, respectively, for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
     Net investment income                   $ 0.29         $ 0.58         $ 0.58         $ 0.54         $ 0.53         $ 0.44
     Ratios (to average net assets):
       Expenses##                             1.88%+         1.84%          2.01%          2.06%          2.47%          2.21%
       Net investment income                  7.81%+         7.24%          7.04%          6.70%          6.89%          5.62%

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                    SIX MONTHS ENDED      --------------------------------------------------------------------
                                      APRIL 30, 1999            1998           1997           1996          1995          1994
                                         (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                             CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period         $ 7.27          $ 8.18         $ 8.14         $ 8.03        $ 7.53        $ 8.33
                                              ------          ------         ------         ------        ------        ------
Income from investment operations# -
  Net investment income(S)                    $ 0.30          $ 0.61         $ 0.61         $ 0.56        $ 0.55        $ 0.45
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions                       0.28           (0.81)          0.15           0.18          0.48         (0.78)
                                              ------          ------         ------         ------        ------        ------
      Total from investment operations        $ 0.58          $(0.20)        $ 0.76         $ 0.74        $ 1.03        $(0.33)
                                              ------          ------         ------         ------        ------        ------
Less distributions declared to
  shareholders -
  From net investment income                  $(0.37)         $(0.58)        $(0.64)        $(0.55)       $(0.53)       $ --
  From net realized gain on investments
    and foreign currency transactions           --             (0.13)         (0.08)         (0.08)         --            --
  In excess of net investment income
    and foreign currency transactions           --              --             --             --            --           (0.05)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                --              --             --             --            --           (0.03)
  From paid in capital                          --              --             --             --            --           (0.39)
                                              ------          ------         ------         ------        ------        ------
      Total distributions declared to
        shareholders                          $(0.37)         $(0.71)        $(0.72)        $(0.63)       $(0.53)       $(0.47)
                                              ------          ------         ------         ------        ------        ------
Net asset value - end of period               $ 7.48          $ 7.27         $ 8.18         $ 8.14        $ 8.03        $ 7.53
                                              ======          ======         ======         ======        ======        ======
Total return                                   8.23%++       (2.84)%          9.64%          9.68%        14.23%       (3.97)%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                   1.54%+          1.51%          1.44%          1.80%         2.27%         2.43%
  Net investment income                        8.16%+          7.64%          7.51%          7.02%         7.15%         5.97%
Portfolio turnover                              110%            299%           217%           287%          249%          153%
Net assets at end of period (000
  omitted)                                  $143,914        $133,872        $71,459        $25,361        $8,365        $5,350

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
##  For fiscal years ending after September 1, 1995, the Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The
    Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) The investment adviser and/or the distributor voluntarily waived a portion of their management and/or other fees and/or distribution fee, respectively, for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
     Net investment income                    $ 0.26          $ 0.53         $ 0.50         $ 0.49        $ 0.48        $ 0.41
     Ratios (to average net assets):
       Expenses##                              2.53%+          2.50%          2.66%          2.73%         3.20%         2.92%
       Net investment income                   7.17%+          6.62%          6.29%          6.09%         6.18%         5.48%

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                    SIX MONTHS ENDED      --------------------------------------------------------------------
                                      APRIL 30, 1999           1998           1997           1996           1995         1994*
                                         (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                             CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period         $ 7.25         $ 8.16         $ 8.12         $ 8.00         $ 7.53        $ 7.53
                                              ------         ------         ------         ------         ------        ------
Income from investment operations# -
  Net investment income(S)                    $ 0.30         $ 0.61         $ 0.60         $ 0.57         $ 0.54        $ 0.12
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions                       0.28          (0.81)          0.16           0.18           0.48         (0.03)
                                              ------         ------         ------         ------         ------        ------
      Total from investment operations        $ 0.58         $(0.20)        $ 0.76         $ 0.75         $ 1.02        $ 0.09
                                              ------         ------         ------         ------         ------        ------
Less distributions declared to
  shareholders -
  From net investment income                  $(0.37)        $(0.58)        $(0.64)        $(0.55)        $(0.55)       $ --
  From net realized gain on investments
    and foreign currency transactions           --            (0.13)         (0.08)         (0.08)          --            --
  From paid in capital                          --             --             --             --             --           (0.09)
                                              ------         ------         ------         ------         ------        ------
      Total distributions declared to
        shareholders                          $(0.37)        $(0.71)        $(0.72)        $(0.63)        $(0.55)       $(0.09)
                                              ------         ------         ------         ------         ------        ------
Net asset value - end of period               $ 7.46         $ 7.25         $ 8.16         $ 8.12         $ 8.00        $ 7.53
                                              ======         ======         ======         ======         ======        ======
Total return                                   8.25%++      (2.84)%          9.68%          9.80%         14.17%         1.23%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                   1.54%+         1.51%          1.44%          1.71%          2.20%         2.16%+
  Net investment income                        8.15%+         7.65%          7.44%          7.12%          7.23%         8.99%+
Portfolio turnover                              110%           299%           217%           287%           249%          153%
Net assets at end of period (000
  omitted)                                   $41,899        $42,213        $20,464         $5,478         $1,060           $13

  * For the period from the inception of Class C, September 1, 1994, through October 31, 1994.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
##  For fiscal years ending after September 1, 1995, the Fund has an expense offset arrangement which reduced the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The
    Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) The investment adviser and/or the distributor voluntarily waived a portion of their management and/or other fees and/or distribution fee, respectively, for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

     Net investment income                    $ 0.26         $ 0.53         $ 0.50         $ 0.51         $ 0.46        $ 0.11
     Ratios (to average net assets):
       Expenses##                              2.53%+         2.50%          2.66%          2.64%          3.13%         2.65%+
       Net investment income                   7.16%+         6.63%          6.21%          6.19%          6.26%         8.50%+

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------
                                                                                            YEAR ENDED OCTOBER 31,
                                                       SIX MONTHS ENDED              ------------------------------------
                                                         APRIL 30, 1999                     1998                   1997**
                                                            (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------
                                                                CLASS I
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                            $ 7.33                   $ 8.25                   $ 8.15
                                                                 ------                   ------                   ------
Income from investment operations# -
  Net investment income(S)                                       $ 0.34                   $ 0.72                   $ 0.49
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                              0.29                    (0.85)                    0.15
                                                                 ------                   ------                   ------
      Total from investment operations                           $ 0.63                   $(0.13)                  $ 0.64
                                                                 ------                   ------                   ------
Less distributions declared to shareholders -
  From net investment income                                     $(0.41)                  $(0.66)                  $(0.54)
  From net realized gain on investments and foreign
    currency transactions                                          --                      (0.13)                    --
                                                                 ------                   ------                   ------
      Total distributions declared to shareholders               $(0.41)                  $(0.79)                  $(0.54)
                                                                 ------                   ------                   ------
Net asset value - end of period                                  $ 7.55                   $ 7.33                   $ 8.25
                                                                 ======                   ======                   ======
Total return                                                      8.84%++                (2.00)%                    5.98%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                      0.54%+                   0.50%                    0.44%+
  Net investment income                                           9.17%+                   8.51%                    7.69%+
Portfolio turnover                                                 110%                     299%                     217%
Net assets at end of period (000 omitted)                          $283                     $238                     $230

 ** For the period from the inception of Class I, January 8, 1997, through October 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
##  The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) The investment adviser and/or the distributor voluntarily waived a portion of their management and/or other fees and/or distribution fee, respectively, for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

     Net investment income                                       $ 0.30                   $ 0.63                   $ 0.40
     Ratios (to average net assets):
       Expenses##                                                 1.53%+                   1.49%                    1.66%+
       Net investment income                                      8.18%+                   7.49%                    6.47%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Strategic Income Fund (the Fund) is a non-diversified series of MFS Series Trust VIII (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Options contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements - The Fund may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Fund may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Fund may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time. The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At October 31, 1998, the Fund, for federal income tax purposes, had a capital loss carryforward of $11,281,953 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2006.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the Fund's average daily net assets and 7.14% of investment income. The investment adviser has voluntarily agreed to waive a portion of its fee, which is reflected as a preliminary reduction of expenses in the Statement of Operations. No fee is currently being charged on investment income. MFS is currently paying all expenses of the Fund other than the management fee and distribution fees.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $6,419 for the period ended April 30, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $54,554 for the period ended April 30, 1999, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $13,133 for the period ended April 30, 1999. Fees incurred under the distribution plan during the period ended April 30, 1999, were 35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $9,010 and $17,415 for Class B and Class C shares, respectively, for the period ended April 30, 1999. Fees incurred under the distribution plan during the period ended April 30, 1999, were 1% of each class' average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended April 30, 1999, were $6,644, $233,331, and $14,555 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the average Fund's daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                 PURCHASES                SALES
-------------------------------------------------------------------------------
U.S. government securities                    $ 26,891,759         $ 43,331,504
                                              ------------         ------------
Investments (non-U.S. government securities)  $281,294,781         $253,693,052
                                              ------------         ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $293,279,357
                                                                   ------------
Gross unrealized depreciation                                      $(17,583,783)
Gross unrealized appreciation                                         7,702,500
                                                                   ------------
    Net unrealized depreciation                                    $ (9,881,283)
                                                                   ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                     SIX MONTHS ENDED APRIL 30, 1999         YEAR ENDED OCTOBER 31, 1998
                                  ---------------------------------   ----------------------------------
                                          SHARES             AMOUNT            SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                            1,800,151       $ 13,273,467         6,720,310       $ 54,058,684
Shares issued to shareholders in
  reinvestment of distributions          431,301          3,160,757           578,941          4,624,652
Shares reacquired                     (2,331,580)       (17,215,473)       (2,778,946)       (21,988,257)
                                      ----------       ------------        ----------       ------------
    Net increase (decrease)             (100,128)      $   (781,249)        4,520,305       $ 36,695,079
                                      ==========       ============        ==========       ============

Class B Shares
                                     SIX MONTHS ENDED APRIL 30, 1999         YEAR ENDED OCTOBER 31, 1998
                                  ---------------------------------   ----------------------------------
                                          SHARES             AMOUNT            SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                            3,796,306       $ 27,831,418        12,547,304       $100,304,984
Shares issued to shareholders in
  reinvestment of distributions          621,996          4,521,584           764,812          6,058,719
Shares reacquired                     (3,596,151)       (26,302,928)       (3,634,990)       (28,365,326)
                                      ----------       ------------        ----------       ------------
    Net increase                         822,151       $  6,050,074         9,677,126       $ 77,998,377
                                      ==========       ============        ==========       ============

Class C Shares
                                     SIX MONTHS ENDED APRIL 30, 1999         YEAR ENDED OCTOBER 31, 1998
                                  ---------------------------------   ----------------------------------
                                          SHARES             AMOUNT            SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                            1,138,747       $  8,314,605         4,320,132       $ 34,534,971
Shares issued to shareholders in
  reinvestment of distributions          155,809          1,129,619           201,269          1,589,285
Shares reacquired                     (1,500,495)       (10,949,276)       (1,208,045)        (9,341,241)
                                      ----------       ------------        ----------       ------------
    Net increase (decrease)             (205,939)      $ (1,505,052)        3,313,356       $ 26,783,015
                                      ==========       ============        ==========       ============

Class I Shares
                                     SIX MONTHS ENDED APRIL 30, 1999         YEAR ENDED OCTOBER 31, 1998
                                  ---------------------------------   ----------------------------------
                                          SHARES             AMOUNT            SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                7,255       $     54,020            24,624       $    198,617
Shares issued to shareholders in
  reinvestment of distributions            1,984             14,545             3,586             28,935
Shares reacquired                         (4,283)           (31,520)          (23,593)          (189,455)
                                      ----------       ------------        ----------       ------------
    Net increase                           4,956       $     37,045             4,617       $     38,097
                                      ==========       ============        ==========       ============

(6) Line of Credit
The Fund and other affiliated funds participate in a $720 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended April 30, 1999, was $1,030. The Fund had no borrowings during the period.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and swap agreements. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                      1999 CALLS                               1999 PUTS
                               ---------------------------------       ---------------------------------
                               PRINCIPAL AMOUNTS                       PRINCIPAL AMOUNTS
                                    OF CONTRACTS                            OF CONTRACTS
                                   (000 OMITTED)        PREMIUMS           (000 OMITTED)        PREMIUMS
--------------------------------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD -
  Australian Dollars                      11,545      $  217,149                   --         $  --
  Canadian Dollars                        11,153          94,821                   --            --
  German Marks/British
  Pounds                                  24,248         116,389                  25,801         116,389
  Japanese Yen                           790,863         150,245                   --            --
  South African Rands                      --            --                       14,175          50,795
Options written -
  Australian Dollars                      38,016         351,744                  24,971         158,696
  British Pounds                          34,355         217,074                   --            --
  Canadian Dollars                         --            --                       20,144          32,094
  Euro                                     --            --                       14,790          94,360
  Euro/British Pounds                      4,402          50,949                   4,234          23,378
  German Marks/British
  Pounds                                   --            --                           53          19,877
  Japanese Yen                         9,546,499         988,400               1,732,400         133,480
  Swedish Krone/British
  Pounds                                 116,626         169,082                   --            --
Options terminated in closing transactions -
  Australian Dollars                     (26,048)       (348,728)                 (9,009)        (74,051)
  British Pounds                         (12,733)        (94,381)                  --            --
  Euro                                     --            --                      (14,790)        (94,360)
  Euro/British Pounds                     (4,402)        (50,949)                 (4,234)        (23,378)
  German Marks/British
  Pounds                                 (24,248)       (116,389)                    (53)        (19,877)
  Japanese Yen                        (1,972,625)       (411,596)                  --            --
Options expired -
  Australian Dollars                      (4,136)        (13,991)                  --            --
  Canadian Dollars                       (11,153)        (94,821)                  --            --
  German Marks/British
  Pounds                                   --            --                      (25,801)       (116,389)
  Japanese Yen                        (5,791,350)       (415,505)             (1,732,400)       (133,480)
  South African Rands                      --            --                      (14,175)        (50,795)
  Swedish Krone/British
  Pounds                                (116,626)       (169,082)                  --            --
                                                      ----------                              ----------
OUTSTANDING, END OF PERIOD                            $  640,411                              $  116,739
                                                      ==========                              ==========
OPTIONS OUTSTANDING AT END
OF PERIOD CONSIST OF:
  Australian Dollars                      19,377      $  206,174                  15,962      $   84,645
  British Pounds                          21,622         122,693                   --            --
  Canadian Dollars                         --            --                       20,144          32,094
  Japanese Yen                         2,573,387         311,544                   --            --
                                                      ----------                              ----------
OUTSTANDING, END OF PERIOD                            $  640,411                              $  116,739
                                                      ==========                              ==========

At April 30, 1999, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                            NET UNREALIZED
                                          CONTRACTS TO      IN EXCHANGE     CONTRACTS AT      APPRECIATION
               SETTLEMENT DATE         DELIVER/RECEIVE              FOR            VALUE    (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Sales                  6/16/99     AUD      28,036,658      $17,898,732      $18,547,593      $  (648,861)
                       6/16/99     CAD       9,622,833        6,358,000        6,603,409         (245,409)
                       6/16/99     GBP       2,376,208        3,863,715        3,819,705           44,010
                       4/17/00     HKD     211,773,000       27,019,428       27,084,633          (65,205)
                       6/16/99     JPY   1,356,885,000       11,500,000       11,431,890           68,110
                       6/16/99     NZD      14,630,782        7,846,287        8,190,770         (344,483)
                                                            -----------      -----------      -----------
                                                            $74,486,162      $75,678,000      $(1,191,838)
                                                            ===========      ===========      ===========
Purchases              6/16/99     AUD      33,274,229      $21,268,395      $22,012,496      $   744,101
                       6/16/99     EUR      27,405,068       29,858,057       29,016,910         (841,147)
                       6/16/99     GBP      11,757,958       19,036,255       18,900,671         (135,584)
                       6/16/99     JPY   1,582,227,404       13,423,040       13,330,422          (92,618)
                                                            -----------      -----------      -----------
                                                            $83,585,747      $83,260,499      $  (325,248)
                                                            ===========      ===========      ===========

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $406,964 with Deutsche Bank and a net payable of $167,847 with Merrill Lynch and $123,613 with First Boston at April 30, 1999.

At April 30, 1999, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At April 30, 1999, the Fund owned the following restricted securities (constituting 1.0% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.

                                                     DATE OF      SHARE/PAR
DESCRIPTION                                      ACQUISITION         AMOUNT           COST           VALUE
----------------------------------------------------------------------------------------------------------
Atlantic Gulf Communities Corp.            9/21/89 - 9/25/95            100         --          $      119
CSFB Gazprom Note, 13.5s, 2000                       3/10/98      3,400,000      3,400,000       1,016,940
George Town Real Estate Ltd., 4s, 2007              12/20/96        500,000        500,000         525,000
Mosaic Ltd., 7.915s, 1999                            7/15/98        800,000        800,000         808,000
Russia Principal Loans, 3.313s, 2020       5/29/98 - 3/17/99      9,000,000      1,447,834         619,200
                                                                                                ----------
                                                                                                $2,969,259
                                                                                                ==========

MFS(R) Strategic Income Fund

TRUSTEES                                             SECRETARY
Richard B. Bailey* - Private Investor;               Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                            ASSISTANT SECRETARY
                                                     James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                                     CUSTODIAN
Lawrence H. Cohn, M.D. - Chief of Cardiac            State Street Bank and Trust Company
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School         INVESTOR INFORMATION
                                                     For MFS stock and bond market outlooks, call
The Hon. Sir J. David Gibbons, KBE - Chief           toll free: 1-800-637-4458 anytime from a
Executive Officer, Edmund Gibbons Ltd.;              touch-tone telephone. For information on MFS
Chairman, Colonial Insurance Company, Ltd.           mutual funds, call your financial adviser or,
                                                     for an information kit, call toll free:
Abby M. O'Neill - Private Investor                   1-800-637-2929 any business day from 9 a.m.
                                                     to 5 p.m. Eastern time (or leave a message
Walter E. Robb, III - President and                  anytime).
Treasurer, Benchmark Advisors, Inc.
(corporate financial consultants); President,        INVESTOR SERVICE
Benchmark Consulting Group, Inc. (office             MFS Service Center, Inc.
services)                                            P.O. Box 2281
                                                     Boston, MA 02107-9906
Arnold D. Scott* - Senior Executive                  For general information, call toll free:
Vice President, Director, and Secretary,             1-800-225-2606 any business day from
MFS Investment Management                            8 a.m. to 8 p.m. Eastern time.

Jeffrey L. Shames* - Chairman, Chief                 For service to speech- or hearing-impaired,
Executive Officer, and Director,                     call toll free: 1-800-637-6576 any business
MFS Investment Management                            day from 9 a.m. to 5 p.m. Eastern time. (To
                                                     use this service, your phone must be equipped
J. Dale Sherratt - President, Insight                with a Telecommunications Device for the
Resources, Inc. (acquisition planning                Deaf.) For share prices, account balances,
specialists)                                         and exchanges, call toll free: 1-800-MFS-TALK
                                                     (1-800-637-8255) anytime from a touch-tone
Ward Smith - Former Chairman (until 1994),           telephone.
NACCO Industries (holding company)
                                                     WORLD WIDE WEB
INVESTMENT ADVISER                                   www.mfs.com
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
James T. Swanson*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

MFS(R) STRATEGIC                                                    ------------
INCOME FUND                                                           BULK RATE
                                                                    U.S. POSTAGE
[logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
WE INVENTED THE MUTUAL FUND(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741


(c)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                   MSI-3 6/99 24M 34/234/334/834